UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2026

Date of Report (Date of earliest event reported)

BEST SPAC I Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42700	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701, 7/Floor United Building 17-19 Jubilee Street Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 702 287 9776

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, no par value, and one right to receive one-tenth of one Class A ordinary share	BSAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, no par value	BSAA	The Nasdaq Stock Market LLC
Rights	BSAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2026, BEST SPAC I Acquisition Corp. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), which stated that, based upon a review of the Company’s Market Value of Listed Securities (MVLS) for the last 30 consecutive business days, the Company no longer meets the minimum MVLS of $35,000,000 required for continued listing pursuant to Nasdaq Listing Rule 5550(b)(2). The Company also does not meet the requirements under Listing Rules 5550(b)(1) and 5550(b)(3).

The notification has no immediate effect on the listing of the Company’s securities, and its units, Class A ordinary shares and rights will continue to trade on Nasdaq under the symbol “BSAAU,” “BSAA” and “BSAAR,” respectively, at this time.

In accordance with the Nasdaq listing rules, the Company has been provided a compliance period of 180 calendar days, or until February 15, 2027, in which to regain compliance. In the event the Company does not regain compliance with the MVLS requirement prior to the expiration of the compliance period, it will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel. There is no assurance that the Company will be able to regain compliance with the Nasdaq listing rules prior to the expiration of the compliance period or at all.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification.

Forward-Looking Statements

Certain information contained in this report consists of forward-looking statements for purposes of the federal securities law that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will regain compliance with the Nasdaq listing rules during any compliance period or in the future, or otherwise meet Nasdaq continued listing standards. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST SPAC I ACQUISITION CORP.

Dated: August 25, 2026	By:	/s/ Xiangge Liu
	Name:	Xiangge Liu
	Title:	Chief Executive Officer and Chief Financial Officer

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